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                                    EXHIBIT 5

                                Application Form


















































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[SENTRY LIFE INSURANCE COMPANY LOGO]
     SENTRY LIFE INSURANCE
     COMPANY OF NEW YORK
                                                    VARIABLE ANNUITY APPLICATION
1. ANNUITANT
Name                               Soc. Sec. No.            Date of Birth
Address                            Telephone No.
City        State     Zip          Sentry Employee?  []Yes   []No       Male  []
Date Annuity Payments Begin                 Spouse?  []Yes   []No     Female  []
                           (Month)  (Year)

2. CONTRACT OWNER (Complete only if different from Annuitant.)Date of Birth
Name                                                        Soc. Sec. No.
Address                                  City           State          Zip
Contingent Owner(*)
(*)Only the spouse of the contract owner may be named as contingent owner.

3. BENEFICIARIES (Show full name[s], relationship[s] and percentage each is to receive.)
Primary Beneficiary                     Relationship                       ----%
Contingent Beneficiary                  Relationship                       ----%

4. PURCHASE PAYMENTS AND ALLOCATION       Initial Purchase Payment        $
                                                                           -----
                                          Planned Subsequent Payment(*)   $
                                                                           -----
Bill Me:   Monthly    Qtrly    Annually   (*)Subsequent payments will be
                                             allocated as shown unless
                                             otherwise directed.
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
T. Rowe Price Fixed Income Series, Inc.
 T. ROWE PRICE PRIME RESERVE PORTFOLIO........     %    Janus Aspen Series Institutional Shares
                                              -----
 T. ROWE PRICE LIMITED TERM BOND PORTFOLIO....     %    BALANCED PORTFOLIO......................     %
                                              -----                                             -----

T. Rowe Price Equity Series, Inc.                         GROWTH PORTFOLIO......................     %
                                                                                                -----
 T. ROWE PRICE                                            CAPITAL APPRECIATION PORTFOLIO........     %
                                                                                                -----
   PERSONAL STRATEGY BALANCED PORTFOLIO.......     %      AGGRESSIVE GROWTH PORTFOLIO...........     %
                                              -----                                             -----
 T. ROWE PRICE EQUITY INCOME PORTFOLIO........     %      WORLDWIDE GROWTH PORTFOLIO............     %
                                              -----                                             -----
T. Rowe Price International Series, Inc.
 T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO..     %      Total Allocation must equal 100%
                                              -----
5. Plan Type (Check as many boxes as apply.)            []Qualified Plan
  []Non Qualified Plan                                    []Traditional IRA - Tax Contribution Year
                                                                                                    -------
  []1035 Transfer (Non-Qualified only)                    []Roth IRA - Tax Contribution Year
                                                                                             -------
                                                          []SEP IRA (Please attach form 5305-SEP)
  Cost Basis of contract being replaced $                 []Rollover IRA
                                         ---------
                                                          []Transfer IRA (Complete Transfer Form)
  Original date of contract being replaced                []SIMPLE IRA Rollover
                                          --------
                                                          []SIMPLE IRA (new)
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6.
    Make Check Payable To :   SENTRY LIFE        Send Check With Application To:
    INSURANCE COMPANY OF NEW YORK                    ANNUITY SERVICE OFFICE
                                                     P.O. BOX 4944
                                                     SYRACUSE, NY13221

7. SPECIAL REQUESTS
8. ANNUITANT REQUESTS STATEMENT OF ADDITIONAL INFORMATION.   [] YES   [] NO

9. IS THE ANNUITY APPLIED FOR INTENDED TO REPLACE OR CHANGE ANY EXISTING LIFE INSURANCE OR ANNUITY? [ ] YES [ ] NO

10.I(WE) ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS OF SENTRY VARIABLE ACCOUNT II, T. ROWE PRICE FIXED INCOME SERIES, INC., T. ROWE PRICE EQUITY SERIES, INC., T. ROWE PRICE INTERNATIONAL SERIES, INC., AND JANUS ASPEN SERIES INSTITUTIONAL SHARES. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I
(WE) CERTIFY UNDER PENALTIES OF PERJURY THAT THE ABOVE SOCIAL SECURITY NUMBER IS CORRECT.

This application has been signed in
                                        City                     ,    State
on                       month                              day             year
Signature                                         Signature
of Annuitant                                      of Owner
(Owner unless otherwise indicated)                (If other than Annuitant)

32-158(NY-Rpt 2)Sentry Life Insurance Company of New York - SYRACUSE, NY    5-00
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11. AGENT'S REPORT
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Will the annuity replace an existing life insurance        If Yes, indicate type of contract:              []Life Insurance
or annuity contract?   [] Yes   [] No                        (Submit any required replacement forms.)      [] Annuity
Signature of Agent                                                    Phone Number ()
Print Agent Name                                                                           Sales Code
Name of Broker Dealer                                                      Address
City                                         State                                                Zip
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32-158(NY-Rpt 2)